Summary Prospectus
PRISX
May 1, 2011

T. Rowe Price Financial Services Fund
The fund seeks long-term growth of capital and a modest level of income.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectusesandreports.  You can also get this information at no cost by calling 1-800-638-5660  or by sending an e-mail request to info@troweprice.com.  This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2011, and Statement of Additional Information, dated May 1, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term growth of capital and a modest level of income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee	NONE

Maximum account fee	$10[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.31%

Total annual fund operating expenses	0.96%

a  Nonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$98	$306	$531	$1,178

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 55.7% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies  The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks of companies in the financial services industry. In addition, the fund may invest in companies deriving substantial revenues (at least 50%) from conducting business with the industry, such as providers of financial software.

For purposes of selecting investments, the fund defines the financial services industry broadly. It includes (but is not limited to) the following:

•     regional and money-center banks;

•     insurance companies;

•     home, auto, and other specialty finance companies;

•     securities brokerage firms and electronic trading networks;

•     investment management firms;

•     publicly traded, government-sponsored financial enterprises;

•     thrift and savings banks;

•     financial conglomerates;

•     foreign financial services companies; and

•     electronic transaction processors for financial services companies.

Security selection is based on fundamental, bottom-up analysis that seeks to identify companies with good appreciation prospects. The fund will have no restrictions on the market capitalization (stock price multiplied by shares outstanding) of its holdings. We may use both growth and value approaches in selecting investments. In the growth area, we will try to identify companies with capable management, attractive business niches, sound financial and accounting practices, and/or a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the portfolio manager will seek companies whose current stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, that have appreciation potential temporarily unrecognized by the market, or that may be temporarily out of favor. Many companies held by the fund are expected to pay a dividend.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund’s management believes will provide an opportunity for substantial appreciation. These situations might arise when the fund’s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

Summary	3

While most assets will typically be invested in U.S. common stocks, the fund may invest in convertible securities and foreign stocks in keeping with the fund’s objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk  The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Industry risk  A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the fund invests primarily in financial services companies, the fund may perform poorly during a downturn in the financial services industry. Financial services companies can be adversely affected by, among other things, regulatory changes, the availability of capital and cost to borrow, the rate of debt defaults, interest rates, and price competition.

Convertible securities risk  To the extent the fund invests in convertible securities, it is subject to market risk, credit and interest rate risk, and other risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund. In addition, convertible securities are typically issued by smaller capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital.

Foreign investing risk  This is the risk that the fund’s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Summary	5

Average Annual Total Returns
A	Periods ended
	December 31, 2010
Returns before taxes	1 Year	5 Years	10 Years
Financial Services Fund
Returns before taxes	12.90%	-1.79%	2.51%
Returns after taxes on distributions	12.74	-2.87	1.33
Returns after taxes on distributions
and sale of fund shares	8.58	-1.63	1.98
S&P 500 Financial Sector Index (Total Return)	12.13	-10.65	-3.71
Russell 3000 Financial Sector	12.59	-7.53	-1.07
Lipper Financial Services Funds Index	13.04	-6.93	-0.91

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Eric L. Veiel	Chairman of Investment Advisory Committee	2010	2005

Purchase and Sale of Fund Shares

The fund’s investment minimums generally are as follows (if you hold shares through a financial intermediary, the intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50

All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account. A redemption or exchange of fund shares may be taxable to you, unless you held the fund shares in a tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information on these payments.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F117-045 5/1/11